The Variable Annuity Contract

issued by

METLIFE INVESTORS VARIABLE ANNUITY
ACCOUNT FIVE
(formerly, Cova Variable Annuity Account Five)

and

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
(formerly, Cova Financial Life Insurance Company)




This prospectus describes the Variable Annuity Contract offered by MetLife Investors Insurance Company of California (MetLife Investors or we or us).

The annuity contract has 20 investment choices -- a fixed account which offers an interest rate which is guaranteed by us, and 19 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios.

AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

Franklin Templeton Variable Insurance Products Trust, Class 2 Shares:
     Franklin Small Cap Fund
     Franklin Large Cap Growth Securities Fund
     Templeton Global Income Securities Fund
     Templeton International Securities Fund
     Templeton Growth Securities Fund

Met Investors Series Trust (Class B):
     J.P. Morgan Enhanced Index Portfolio
     J.P. Morgan International Equity Portfolio
     J.P. Morgan Quality Bond Portfolio
     J.P. Morgan Select Equity Portfolio
     J.P. Morgan Small Cap Stock Portfolio
     Lord Abbett Bond Debenture Portfolio
     Lord Abbett Developing Growth Portfolio
     Lord Abbett Growth and Income Portfolio
     Lord Abbett Growth Opportunities Portfolio
     Lord Abbett Mid-Cap Value Portfolio
     PIMCO Money Market Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors Variable Annuity Contract.

To learn more about the MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 30 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496 or write to us at: P.O. Box 10366, Des Moines, Iowa 50306-0366.

The Contracts:

o    are not bank deposits
o    are not federally insured
o    are not endorsed by any bank or government agency
o    are not guaranteed and may be subject to loss of principal

May 1, 2001

TABLE OF CONTENTS                                         Page

 INDEX OF SPECIAL TERMS                                      3

 HIGHLIGHTS                                                  4

 FEE TABLE                                                   5

  1.  THE ANNUITY CONTRACT                                  11

  2.  PURCHASE                                              11
      Purchase Payments                                     11
      Allocation of Purchase Payments                       11
      Free Look                                             12
      Accumulation Units                                    12
      Account Value                                         12
      Contract Exchanges                                    13

  3.  INVESTMENT OPTIONS                                    13
      Transfers                                             14
      Dollar Cost Averaging Programs                        15
      Automatic Rebalancing Program                         16
      Recognized Asset Allocation Programs                  16
      Voting Rights                                         17
      Substitution                                          17

  4.  EXPENSES                                              17
      Product Charges                                       17
      Account Fee                                           17
      GMIB - Living Benefit Rider Charge                    18
      Withdrawal Charge                                     18
      Reduction or Elimination of the
          Withdrawal Charge                                 18
      Premium Taxes                                         19
      Transfer Fee                                          19
      Income Taxes                                          19
      Investment Portfolio Expenses                         19

  5.  ANNUITY PAYMENTS (THE INCOME PHASE)                   19
      Annuity Date                                          19
      Annuity Payments                                      20
      Annuity Options                                       20
      Guaranteed Minimum Income Benefit -
         Living Benefit                                     21

  6.  TAXES                                                 22
      Annuity Contracts in General                          22
      Qualified and Non-Qualified Contracts                 23
      Withdrawals - Non-Qualified Contracts                 23
      Withdrawals - Qualified Contracts                     23
      Withdrawals - Tax-Sheltered Annuities                 24
      Death Benefits                                        24
      Diversification                                       24

  7.  ACCESS TO YOUR MONEY                                  25
      Systematic Withdrawal Program                         25
      Suspension of Payments or Transfers                   25

  8.  PERFORMANCE                                           25

  9.  DEATH BENEFIT                                         26
      Upon Your Death                                       26
      General Death Benefit Provisions                      28
      Death of Annuitant                                    28

10.   OTHER INFORMATION                                     29
      MetLife Investors                                     29
      The Separate Account                                  29
      Distributor                                           29
      Ownership                                             29
      Beneficiary                                           30
      Annuitant                                             30
      Assignment                                            30
      Financial Statements                                  30

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION                     30

APPENDIX A
Participating Investment Portfolios                        A-1

APPENDIX B
Performance Information                                    B-1

APPENDIX C
EDCA Examples with Multiple Purchase Payments              C-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                          Page

Account Value                                               12
Accumulation Phase                                          11
Accumulation Unit                                           12
Annuitant                                                   30
Annuity Date                                                20
Annuity Options                                             20
Annuity Payments                                            19
Annuity Unit                                                12
Beneficiary                                                 30
Fixed Account                                               11
Income Base                                                 22
Income Phase                                                11
Investment Portfolios                                       13
Joint Owner                                                 29
Non-Qualified                                               23
Owner                                                       29
Purchase Payment                                            11
Qualified                                                   23
Tax Deferral                                                22

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in our fixed account and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract you have a choice of death benefits and guaranteed income options. You can also select the guaranteed minimum income benefit ("Living Benefit").

The contract, as in all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you begin receiving regular annuity payments from your contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolios you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the income phase.

Free Look. If you cancel the contract within 10 days after receiving it (or, in California within 30 days if you are 60 years or older when we issue the contract), we will cancel the contract without deducting a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your payment depending upon the performance of the portfolios and you bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period. We will return your payment if required by law.

Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information, please contact us at:

                     MetLife Investors Distribution Company
                                  P.O. Box 10366
                            Des Moines, IA 50306-0366
                                 (800) 343-8496

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE FEE TABLE

The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as of the investment portfolios. The annual expenses of the portfolios and the examples are based on data provided by the respective underlying fund companies. We have not independently verified such data.

Owner Transaction Expenses
Withdrawal Charge (see Note 1 on page 8)
(as a percentage of purchase payments)

Number of Complete Years from
Receipt of Purchase Payment              % Charge
-----------------------------------     ------------
              0                               7
              1                               6
              2                               6
              3                               5
              4                               4
              5                               3
              6                               2
              7 and thereafter                0

Transfer Fee
     No charge for first 12 transfers in a contract year;
     thereafter, the fee is $25 per transfer. (MetLife Investors is currently waiving the transfer fee but reserves the right to charge it in the future.)

Account Fee (see Note 2 on page 8)
     $30 per contract per year if account value is less than $50,000





Living Benefit Rider Charge (If you select the Living Benefit rider):

     (See "Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit - Living Benefit" for a definition of Income Base.)

     .35% of Income Base

Separate Account Annual Expenses
(referred to as Separate Account Product Charges)
(as a percentage of average account value in separate account)

Mortality and Expense Charge                             1.15%
Administration Charge                                     .25%
                                                      --------
Total Separate Account Annual Expenses                   1.40%

Death Benefit Rider Charge (If you select other death benefit riders) (as a percentage of average account value in separate account):

Compounded-Plus Death Benefit                          .15%
Additional Death Benefit-Earnings
Preservation Benefit                                   .25%

Investment Portfolio Expenses
(as a percentage of the average daily net assets of an investment portfolio)

                                                                                                                Total Annual
                                                                                                              Portfolio Expenses
                                                  Management Fees                    Other Expenses            (after expense
                                                (after fee waivers     12b-1      (after expense                reimbursement
                                                   for certain         Fees/      reimbursement for           and/or fee waivers
                                                    Portfolios)     Service Fees  certain Portfolios)       for certain Portfolios)
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AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund                 .61%              N/A              .21%                        .82%
   AIM V.I. International Equity Fund                 .73%              N/A              .29%                       1.02%
   AIM V.I. Value Fund                                .61%              N/A              .23%                        .84%
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Franklin Templeton Variable
Insurance Products Trust, Class 2 Shares (1)
   Franklin Small Cap Fund (2)                        .49%             .25%              .28%                       1.02%
   Franklin Large Cap Growth
      Securities Fund (3)                             .75%             .25%              .03%                       1.03%
   Templeton Global Income
      Securities Fund (3)                             .63%             .25%              .09%                        .97%
   Templeton International Securities Fund            .67%             .25%              .20%                       1.12%
   Templeton Growth Securities Fund (3)               .81%             .25%              .06%                       1.12%
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Met Investors Series Trust (Class B) (4)
   J.P. Morgan Enhanced Index Portfolio               .56%             .25%              .09%                        .90%
   J.P. Morgan International Equity Portfolio         .69%             .25%              .36%                       1.30%
   J.P. Morgan Quality Bond Portfolio                 .43%             .25%              .17%                        .85%
   J.P. Morgan Select Equity Portfolio                .61%             .25%              .07%                        .93%
   J.P. Morgan Small Cap Stock Portfolio              .85%             .25%              .17%                       1.27%
   Lord Abbett Bond Debenture Portfolio               .60%             .25%              .10%                        .95%
   Lord Abbett Developing Growth Portfolio            .61%             .25%              .34%                       1.20%
   Lord Abbett Growth and Income Portfolio            .59%             .25%              .05%                        .89%
   Lord Abbett Growth Opportunities Portfolio          .0%             .25%              .85%                       1.10%
   Lord Abbett Mid-Cap Value Portfolio                .64%             .25%              .26%                       1.15%
   PIMCO Money Market Portfolio                        .0%             .25%              .50%                        .75%
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(1) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(2) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to make an estimated reduction of .04% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without such reduction, total annual expenses would have been 1.06%.

(3)  The Fund administration fee is paid indirectly through the management fee.

(4) Met Investors Advisory Corp. ("investment manager") and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby, for a period of at least one year from commencement of operations (February 12, 2001), the total of management fees and other expenses of certain Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages: .60% for the J.P. Morgan Quality Bond Portfolio, .70% for the Lord Abbett Bond Debenture Portfolio, .90% for the Lord Abbett Mid-Cap Value Portfolio, .65% for the Lord Abbett Growth and Income and J.P. Morgan Enhanced Index Portfolios, .95% for the Lord Abbett Developing Growth Portfolio, 1.05% for the J.P. Morgan International Equity Portfolio, .85% for the Lord Abbett Growth Opportunities Portfolio and .50% for the PIMCO Money Market Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid to the investment manager.

     The amounts shown above under "Other Expenses" are an estimate of what the expenses will be, for the period ending December 31, 2001, after expense reimbursement. Absent these expense reimbursement arrangements (and including 12b-1 fees), the total annual portfolio expenses for the year ending December 31, 2001 are estimated to be: 0.96% for the J.P. Morgan Quality Bond Portfolio, 1.38% for the J.P. Morgan International Equity Portfolio, 1.21% for the Lord Abbett Mid-Cap Value Portfolio, 1.34% for the Lord Abbett Developing Growth Portfolio, 4.30% for the Lord Abbett Growth Opportunities Portfolio and 1.21% for the PIMCO Money Market Portfolio.

Explanation of Fee Table

1. After we have had a purchase payment for 7 years, there is no charge by us for a withdrawal of that purchase payment. You may also have to pay income tax and a tax penalty on any money you take out. After the first year, each year you can take up to 10% of your total purchase payments, less the total free withdrawal amount you previously took out in the same contract year without a charge by us. Earnings may be withdrawn at any time without the imposition of the charge.

2. During the accumulation phase, we will not charge the account fee if the value of your contract is $50,000 or more, although, if you make a complete withdrawal, we will charge the account fee.

3. Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

Examples

o The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

o    For purposes of the examples, the assumed average contract size is $30,000.

o The examples assume that applicable fee waivers and/or reimbursements for the portfolios will continue for the periods shown.

o Chart 1 below assumes that you do not select other death benefit riders or the Living Benefit rider, which is the least expensive way to purchase the contract. In this example, the Separate Account Product Charges equal 1.40%, on an annual basis.

o Chart 2 assumes you select the Compounded-Plus Death Benefit, the Additional Death Benefit - Earnings Preservation Benefit, plus the Living Benefit rider, which is the most expensive way to purchase the contract. In this example, the Separate Account Product Charges equal 1.80%, on an annual basis.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets: (a) if you surrender the contract at the end of each time period; (b) if you do not surrender the contract or if you apply the account value to an annuity option.

Chart 1

                                                                          Time Periods
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                                                  1 year          3 years           5 years          10 years
AIM Variable Insurance Funds
       AIM V.I. Capital Appreciation              (a) $93.50      (a) $126.26       (a) $159.48      (a) $263.22
                                                  (b) $23.50      (b) $ 72.26       (b) $123.48      (b) $263.22
       AIM V.I. International Equity              (a) $95.50      (a) $132.27       (a) $169.50      (a) $283.17
                                                  (b) $25.50      (b) $ 78.27       (b) $133.50      (b) $283.17
       AIM V.I. Value                             (a) $93.70      (a) $126.86       (a) $160.49      (a) $265.23
                                                  (b) $23.70      (b) $ 72.86       (b) $124.49      (b) $265.23
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Franklin Templeton Variable Insurance Products Trust, Class 2 Shares
       Franklin Small Cap                         (a) $95.50      (a) $132.27       (a) $169.50      (a) $283.17
                                                  (b) $25.50      (b) $ 78.27       (b) $133.50      (b) $283.17
       Franklin Large Cap Growth Securities       (a) $95.60      (a) $132.57       (a) $170.00      (a) $284.15
                                                  (b) $25.60      (b) $ 78.57       (b) $134.00      (b) $284.15
       Templeton Global Income Securities         (a) $95.00      (a) $130.77       (a) $167.00      (a) $278.22
                                                  (b) $25.00      (b) $ 76.77       (b) $131.00      (b) $278.22
       Templeton International Securities         (a) $96.50      (a) $135.26       (a) $174.47      (a) $292.98
                                                  (b) $26.50      (b) $ 81.26       (b) $138.47      (b) $292.98
       Templeton Growth Securities                (a) $96.50      (a) $135.26       (a) $174.47      (a) $292.98
                                                  (b) $26.50      (b) $ 81.26       (b) $138.47      (b) $292.98
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Met Investors Series Trust (Class B)
       J.P. Morgan Enhanced Index                 (a)$94.30       (a) $128.67       (a) $163.50      (a) $271.25
                                                  (b)$24.30       (b) $ 74.67       (b) $127.50      (b) $271.25
       J.P. Morgan International Equity           (a) $98.30      (a) $140.62       (a) $183.35      (a) $310.37
                                                  (b) $28.30      (b) $ 86.62       (b) $147.35      (b) $310.37
       J.P. Morgan Quality Bond                   (a) $93.80      (a) $127.16       (a) $160.99      (a) $266.24
                                                  (b) $23.80      (b) $ 73.16       (b) $124.99      (b) $266.24
       J.P. Morgan Select Equity                  (a) $94.60      (a) $129.57       (a) $165.00      (a) $274.24
                                                  (b) $24.60      (b) $ 75.57       (b) $129.00      (b) $274.24
       J.P. Morgan Small Cap Stock                (a) $98.00      (a) $139.73       (a) $181.87      (a) $307.49
                                                  (b) $28.00      (b) $ 85.73       (b) $145.87      (b) $307.49
       Lord Abbett Bond Debenture                 (a) $94.80      (a) $130.17       (a) $166.00      (a) $276.23
                                                  (b) $24.80      (b) $ 76.17       (b) $130.00      (b) $276.23
       Lord Abbett Developing Growth              (a) $97.30      (a) $137.65       (a) $178.42      (a) $300.75
                                                  (b) $27.30      (b) $ 83.65       (b) $142.42      (b) $300.75
       Lord Abbett Growth and Income              (a) $94.20      (a) $128.37       (a) $163.00      (a) $270.25
                                                  (b) $24.20      (b) $ 74.37       (b) $127.00      (b) $270.25
       Lord Abbett Growth Opportunities           (a) $96.30      (a) $134.66       (a) $173.48      (a) $291.02
                                                  (b) $26.30      (b) $ 80.66       (b) $137.48      (b) $291.02
       Lord Abbett Mid-Cap Value                  (a) $96.80      (a) $136.16       (a) $175.95      (a) $295.90
                                                  (b) $26.80      (b) $ 82.16       (b) $139.95      (b) $295.90
       PIMCO Money Market                         (a) $92.80      (a) $124.15       (a) $155.95      (a) $256.13
                                                  (b) $22.80      (b) $ 70.15       (b) $119.95      (b) $256.13
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Chart 2

                                                                          Time Periods
------------------------------------------------------------------------------------------------------------------------------------

                                                  1 year          3 years           5 years          10 years
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
       AIM V.I. Capital Appreciation              (a) $100.98     (a) $148.61       (a) $196.51      (a) $335.82
                                                  (b) $ 30.98     (b) $ 94.61       (b) $160.51      (b) $335.82
       AIM V.I. International Equity              (a) $102.97     (a) $154.48       (a) $206.14      (a) $354.19
                                                  (b) $ 32.97     (b) $100.48       (b) $170.14      (b) $354.19
       AIM V.I. Value                             (a) $101.18     (a) $149.20       (a) $197.48      (a) $337.67
                                                  (b) $ 31.18     (b) $ 95.20       (b) $161.48      (b) $337.67
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Franklin Templeton Variable Insurance Products Trust, Class 2 Shares
       Franklin Small Cap                         (a) $102.97     (a) $154.48       (a) $206.14      (a) $354.19
                                                  (b) $ 32.97     (b) $100.48       (b) $170.14      (b) $354.19
       Franklin Large Cap Growth Securities       (a) $103.07     (a) $154.77       (a) $206.62      (a) $355.10
                                                  (b) $ 33.07     (b) $100.77       (b) $170.62      (b) $355.10
       Templeton Global Income Securities         (a) $102.48     (a) $153.02       (a) $203.74      (a) $349.63
                                                  (b) $ 32.48     (b) $ 99.02       (b) $167.74      (b) $349.63
       Templeton International Securities         (a) $103.96     (a) $157.41       (a) $210.92      (a) $363.23
                                                  (b) $ 33.96     (b) $103.41       (b) $174.92      (b) $363.23
       Templeton Growth Securities                (a) $103.96     (a) $157.41       (a) $210.92      (a) $363.23
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       J.P. Morgan Enhanced Index                 (a) $101.78     (a) $150.96       (a) $200.37      (a) $343.21
                                                  (b) $ 31.78     (b) $ 96.96       (b) $164.37      (b) $343.21
       J.P. Morgan International Equity           (a) $105.75     (a) $162.64       (a) $219.46      (a) $379.24
                                                  (b) $ 35.75     (b) $108.64       (b) $183.46      (b) $379.24
       J.P. Morgan Quality Bond                   (a) $101.28     (a) $149.49       (a) $197.96      (a) $338.60
                                                  (b) $ 31.28     (b) $ 95.49       (b) $161.96      (b) $338.60
       J.P. Morgan Select Equity                  (a) $102.08     (a) $151.84       (a) $201.82      (a) $345.97
                                                  (b) $ 32.08     (b) $ 97.84       (b) $165.82      (b) $345.97
       J.P. Morgan Small Cap Stock                (a) $105.45     (a) $161.77       (a) $218.04      (a) $376.59
                                                  (b) $ 35.45     (b) $107.77       (b) $182.04      (b) $376.59
       Lord Abbett Bond Debenture                 (a) $102.28     (a) $152.43       (a) $202.78      (a) $347.81
                                                  (b) $ 32.28     (b) $ 98.43       (b) $166.78      (b) $347.81

       Lord Abbett Developing Growth              (a) $104.76     (a) $159.74       (a) $214.72      (a) $370.38
                                                  (b) $ 34.76     (b) $105.74       (b) $178.72      (b) $370.38
       Lord Abbett Growth and Income              (a) $101.68     (a) $150.67       (a) $199.89      (a) $342.29
                                                  (b) $ 31.68     (b) $ 96.67       (b) $163.89      (b) $342.29
       Lord Abbett Growth Opportunities           (a) $103.77     (a) $156.82       (a) $209.97      (a) $361.43
                                                  (b) $ 33.77     (b) $102.82       (b) $173.97      (b) $361.43
       Lord Abbett Mid-Cap Value                  (a) $104.26     (a) $158.28       (a) $212.35      (a) $365.92
                                                  (b) $ 34.26     (b) $104.28       (b) $176.35      (b) $365.92
       PIMCO Money Market                         (a) $100.29     (a) $146.54       (a) $193.11      (a) $329.29
                                                  (b) $ 30.29     (b) $ 92.54       (b) $157.11      (b) $329.29
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1.    THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.

An annuity is a contract between you, the owner, and an insurance company (in this case us), where the insurance company promises to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolios you select for the income phase.

In most states, the contract also contains a fixed account (contact your registered representative regarding your state). The fixed account provisions are provided by a rider to your contract and such rider is not intended to be offered by the prospectus. The fixed account offers an interest rate that is guaranteed by us. We guarantee that the interest rate credited to the fixed account will not be less than 3% per year (or higher if mandated by the state in which the contract is issued). If you select the fixed account, your money will be placed with our other general assets. If you select the fixed account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase, unless you make a transfer from the Separate Account to the General Account. Please see the terms of your actual contract for more information.

As owner of the contract, you exercise all interest and rights under the contract. You can change the owner at any time by notifying us in writing. The contract may be owned by joint owners (limited to two natural persons). We have described more information on this under "Other Information."



2.    PURCHASE

Purchase Payments

A purchase payment is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. We reserve the right to reject any purchase payment. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.

o The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.

o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000.

o    The maximum we accept is a total of $1 million without our prior approval.

o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified).

We may terminate your contract by paying you the account value, in one sum, if prior to the annuity date, you do not make purchase payments for two consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000, and the account value on or after the end of such two year period is less than $2,000.


Allocation of Purchase Payments

When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. Each allocation must be at least $500 and must be in whole numbers.

We have reserved the right to restrict payments to the fixed account if either of the following conditions exist:

o the credited interest rate on the fixed account is equal to the guaranteed minimum (currently, 3%); or

o your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit).

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing or by calling us. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner. Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time.


Free Look

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or, in California within 30 days if you are 60 years or older when we issue the contract). When you cancel the contract within this time period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period. If you have purchased the contract as an IRA, or in certain states, we are required to give you back your purchase payment (or such other required amount) if you decide to cancel your contract within 10 days after receiving it (or whatever period is required).


Accumulation Units

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the value of a portfolio at the end of the current business day by the value of a portfolio for the previous business day, and

2) multiplying it by one minus the daily amount of the separate account product charges (including any death benefit rider charges), and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

Example:

   On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the J.P. Morgan Quality Bond Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the J.P. Morgan Quality Bond Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the J.P. Morgan Quality Bond Portfolio.


Account Value

Account value is equal to the sum of your interests in the investment portfolios and the fixed account.


Contract Exchanges

From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the contracts offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however you should consult your tax adviser.



3.    INVESTMENT OPTIONS

The contract offers 19 investment portfolios which are listed below. Additional investment portfolios may be available in the future.

You should read the prospectuses for these funds carefully. Copies of these prospectuses will accompany or precede the delivery of your contract. You can obtain copies of the fund prospectuses by calling or writing to us at: MetLife Investors Insurance Company of California, Annuity Service Office, P.O. Box 10366, Des Moines, Iowa 50306-0366, (800) 343-8496. Certain portfolios contained in the fund prospectuses may not be available with your contract. (See Appendix A which contains a summary of investment objectives and strategies for each investment portfolio.)

The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

A fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

MetLife  Investors  may  enter  into  certain  arrangements  under  which  it is
reimbursed  by  the  investment   portfolios'   advisers,   distributors  and/or
affiliates for the administrative services which it provides to the portfolios.


AIM Variable Insurance Funds

AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment adviser to each portfolio. The following portfolios are available under the contract:

  AIM V.I. Capital Appreciation Fund
  AIM V.I. International Equity Fund
  AIM V.I. Value Fund

Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Most portfolios have two classes of shares: Class 1 and Class 2. The portfolios available in connection with your contract are Class 2 shares. Franklin Advisers, Inc. is the investment adviser for the Franklin Small Cap Fund, Franklin Large Cap Growth Securities Fund and the Templeton Global Income Securities Fund; Templeton Investment Counsel, LLC is the investment adviser for the Templeton International Securities Fund; Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolios are available under the contract:

  Franklin Small Cap Fund
  Franklin Large Cap Growth Securities Fund
  Templeton Global Income Securities Fund
  Templeton International Securities Fund
  Templeton Growth Securities Fund

Met Investors Series Trust (Class B)

Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory Corp (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged sub-advisers to provide investment advice for the individual investment portfolios. The following Class B portfolios are available under the contract:

  J.P. Morgan Enhanced Index Portfolio
  J.P. Morgan International Equity Portfolio
  J.P. Morgan Quality Bond Portfolio
  J.P. Morgan Select Equity Portfolio
  J.P. Morgan Small Cap Stock Portfolio
  Lord Abbett Bond Debenture Portfolio
  Lord Abbett Developing Growth Portfolio
  Lord Abbett Growth and Income Portfolio
  Lord Abbett Growth Opportunities Portfolio
  Lord Abbett Mid-Cap Value Portfolio
  PIMCO Money Market Portfolio

Transfers

You can transfer money among the fixed account and the investment portfolios.

The contract provides that you can make 12 transfers every year without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers during the accumulation phase but reserve the right to limit this in the future. We are not currently charging a transfer fee but we reserve the right to charge such a fee in the future. If such a charge were to be imposed it would be $25 for each transfer over 12. You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. The following apply to any transfer:

o Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

o    Your request for transfer must clearly state how much the transfer is for.

o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).

o The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year.

o During the accumulation phase, your right to make transfers is subject to limitations or modification by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the investment portfolio is, or would be to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other owners. We will notify you in advance of any restrictions on transfers by written notice. A limitation or modification could be applied to transfers to, or from, one or more of the investment portfolios and could include, but is not limited to:

         o    the requirement of a minimum time period between each transfer;

         o not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner;

         o limiting the dollar amount that may be transferred between the investment portfolios by an owner at any one time;

         o requiring that a written transfer request be provided to us, signed by an owner.

o During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

o For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if either of the following conditions exist:

         o the credited interest rate is equal to the guaranteed minimum (currently 3%); or

         o your account value in the fixed account equals or exceeds our published maximum for fixed account values (currently, there is no limit).

o During the accumulation phase, no transfers to the fixed account are allowed for 180 days after the date of a transfer out of the fixed account.

o During the income phase, you cannot make transfers from the fixed account to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to the fixed account and among the investment portfolios.

Telephone Transfers. You and/or your registered representative on your behalf, can make transfers by telephone. Telephone transfers will be automatically permitted unless you tell us otherwise. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given us by telephone are genuine. We may tape record telephone instructions.

Pre-Scheduled Transfer Program. There are certain programs that involve transfers that we have pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry, Automatic Rebalancing and Recognized Asset Allocation Programs.


Dollar Cost Averaging Programs

We offer two dollar cost averaging programs described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one Dollar Cost Averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.

We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.

The two dollar cost averaging programs are:


1.   Standard Dollar Cost Averaging (DCA)

     This program is for new purchase payments only and allows you to systematically transfer a set amount each month from the fixed account or from any investment portfolio to any of the other investment portfolio(s). These transfers are made on a date you select or, if you do not select a date, on the date that purchase payments are allocated to the dollar cost averaging program. You can terminate the program at any time, at which point transfers under the program will stop.


2.   Enhanced Dollar Cost Averaging Program (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account to any investment portfolio(s). The transfer amount will be equal to the amount allocated to the EDCA account divided by the number of DCA months. For example, a $12,000 allocation to a 6-month DCA will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.

     You can make subsequent purchase payments while you have an active EDCA account in effect. Subsequent purchase payments may be allocated by you to your existing EDCA account. When this happens we create "buckets" within your EDCA account.

o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.

o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.

o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in-first out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the ECDA transfer amount from $2,000 to $3,000 ($2,000 to $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted. (See Appendix C for further examples of EDCA with multiple purchase payments.)

The interest rate earned in an EDCA account will be the 3%, plus any additional interest which we may declare from time to time.

The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If such a day is not a business day, the transfer will take place on the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.

If you decide you no longer want to participate in the program, all money remaining in your EDCA account will be transferred to the PIMCO Money Market Portfolio, unless you specify otherwise.


Three Month Market Entry Program

Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


Automatic Rebalancing Program

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the anniversary of the date we issued your contract. If a Dollar Cost Averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current EDCA or DCA allocations. If you are not participating in a Dollar Cost Averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge fo r participating in the Automatic
Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the J.P. Morgan Quality Bond Portfolio and 60% to be in the J.P. Morgan Select Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the J.P. Morgan Quality Bond Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the J.P. Morgan Quality Bond Portfolio to bring its value back to 40% and use the money to buy more units in the J.P. Morgan Select Equity Portfolio to increase those holdings to 60%.




Recognized Asset Allocation Programs

We recognize the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract. Certain providers of these types of services have agreed to provide such services to owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Recognized asset allocation programs are only available during the accumulation phase. Currently, we do not charge for participating in a recognized asset allocation program.

Even though we permit the use of recognized asset allocation programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and when we become aware of such disruptive practices, we may impose restrictions on transfers pursuant to the terms of the contract.

If you participate in a Recognized Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

Voting Rights

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


Substitution

We may apply to the Securities and Exchange Commission for permission to substitute one or more of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this and confirmation of unit activity after it occurs.



4.    EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


Product Charges

Separate Account Product Charges

Each day, we make a deduction for our separate account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units.

Mortality and Expense Charge. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.15% of the average daily net asset value of each investment portfolio, after fund expenses have been deducted. This charge is for all the insurance benefits e.g., guarantee of annuity rates, certain death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense charge cannot be increased. We may use any profits we make from this charge to pay for the costs of distributing the contract.

Administration Charge. This charge is equal, on an annual basis, to .25% of the daily value of the contract invested in an investment portfolio, after fund expenses have been deducted. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Death Benefit Rider Charges. If you select one of the following death benefit riders, we assess a daily charge during the accumulation phase equal, on an annual basis, to the percentages below of the average daily net asset value of each investment portfolio:

     Compounded-Plus Death Benefit                 .15%

     Additional Death Benefit -
     Earnings Preservation Benefit                 .25%


Account Fee

During the accumulation phase, every contract year on your contract anniversary which is the date when your contract was issued, we will deduct $30 from your contract as an account fee if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses(see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value if the annuity date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


GMIB - Living Benefit Rider Charge

We offer a Guaranteed Minimum Income Benefit - Living Benefit rider which you can select when you purchase the contract. If you select the Living Benefit rider, we will assess a charge during the accumulation phase equal to .35% of the income base (see Annuity Payments (The Income Phase) - Guaranteed Minimum Income Benefit - Living Benefit Rider for a discussion of how the income base is determined) at the time the rider charge is assessed. The charge is first assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the rider charge will be assessed. The Living Benefit rider charge is deducted pro rata from each investment portfolio and the fixed account in the ratio each account bears to your total account value.


Withdrawal Charge

During the accumulation phase, you can make withdrawals from your contract. Once a contract year after the first contract year, you can withdraw up to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year, and no withdrawal charge will be assessed (free withdrawal amount).

A withdrawal charge is assessed against purchase payments withdrawn in excess of the free withdrawal amount. After we have had a purchase payment for 7 years, there is no charge when you withdraw that purchase payment. We do not assess a withdrawal charge on earnings withdrawn from the contract. Earnings are defined as the value in your contract minus remaining purchase payments. The withdrawal charge is calculated at the time of each withdrawal. We keep track of each purchase payment from the date of its receipt. Amounts will be withdrawn from your contract in the following order:

o Earnings in the contract (earnings are equal to your account value, less purchase payments not withdrawn); and then

o    The free withdrawal amount described above, if any; then

o Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.

Withdrawal charges are determined in accordance with the following:

                                                % Charge
Number of Complete Years                        (of Purchase
from Receipt of Purchase Payment                Payment)
--------------------------------------         --------------

                0                                    7
                1                                    6
                2                                    6
                3                                    5
                4                                    4
                5                                    3
                6                                    2
                7 and thereafter                     0

When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining account value, if sufficient, or from the amount withdrawn.

If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.

We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract.

NOTE: For tax purposes, earnings are considered to come out first.


Reduction or Elimination of the Withdrawal Charge

General

We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may elect not to deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of our officer, director, or employee or any of our affiliates. We may also elect not to deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract.

Under certain circumstances, in lieu of reducing or eliminating the withdrawal charge, we may add a special purchase payment credit(s) to the contract for employees of MetLife, Inc. and its affiliates, brokers doing business with MetLife Investors and certain of their family members, respectively, where no commission is paid in connection with the issuance of the contract.

Nursing Home or Hospital Confinement Waiver

We will not impose a withdrawal charge if, after you have owned the contract for one year, you, or your joint owner, becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes under a doctor's care. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used. This is called the Nursing Home or Hospital Confinement Waiver.


Terminal Illness Waiver

After the first contract anniversary, we will waive the withdrawal charge if you, or your joint owner, are terminally ill and not expected to live more than 12 months; you were not diagnosed with the terminal illness on the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional purchase payments once this waiver is used. This is called the Terminal Illness Waiver.

The Nursing Home or Hospital Confinement Waiver and/or Terminal Illness Waiver may not be available in your state (check with your registered representative regarding availability).


Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is our current practice to not charge anyone for these taxes until annuity payments begin. We may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.


Transfer Fee

We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to 12 free transfers per year and to charge a transfer fee of $25 for transfers greater than 12 in any year. We are currently waiving the transfer fee but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


Income Taxes

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fee table in this prospectus and the fund prospectuses. These deductions and expenses are not charges under the terms of the contract but are represented in the share values of the investment options.



5.    ANNUITY PAYMENTS (THE INCOME PHASE)


Annuity Date

Under the contract you can receive regular income payments (referred to as annuity payments). You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. Unless you choose an annuity date, it will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten (10) years from the date your contract was issued.


Annuity Payments

You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the:

o    fixed account,

o    the available investment portfolio(s), or

o    a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) on the annuity date,

2) the assumed investment rate (you select) used in the annuity table for the contract, and

3)   the performance of the investment portfolios you selected.

At the time you purchase the contract,  you select the assumed investment return
(AIR), which must be acceptable to us. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your annuity payments will decrease.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


Annuity Options

You can choose among income plans. We call those annuity options. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, Option 2 which provides a life annuity with 10 years of guaranteed annuity payments will automatically be applied.

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

Option 1. Life Annuity. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death.

Option 2. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make annuity payments so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. If you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our annuity service office) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.

Option 4. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. However, if, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. If you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our annuity service office) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

Guaranteed Minimum Income Benefit - Living Benefit

At the time you buy the contract, you can elect the guaranteed minimum income benefit (Living Benefit) rider. This benefit may not be available in your state.

The Living Benefit guarantees you a minimum (floor) of fixed income once you begin to receive annuity payments. This floor of fixed income results from annuitizing the Living Income Base (described below) at the Living Benefit annuity purchase rates. You always retain the right to receive annuity payments at any time under the terms of the base annuity contract at the current rates. Upon the exercise of the Living Benefit, your annuity payments will be the greater of:

o the annuity payment determined by applying the amount of the Income Base to the Guaranteed Minimum Income Benefit annuity table as described in the guaranteed minimum income benefit (Living Benefit) rider; or

o the annuity payment determined by applying the adjusted account value to the then current fixed annuity purchase rates found in your contract (for the same annuity option).

When you elect to receive annuity payments under the Living Benefit, you have your choice of two annuity options:

o a life annuity with a ten year period certain (period certain shortens for ages 80 and above); or

o    a joint survivor life annuity with a 10 year period certain.

You can only elect the Living Benefit when you purchase the contract and you are under age 75.

Example of Living Benefit:

   For a male age 55 with an initial purchase payment of $100,000 and no subsequent purchase payments or partial withdrawals, the following minimum (floor) of fixed income is guaranteed under the Living Benefit for various ages at which annuity payments begin:

                   Age when            Minimum Monthly
Issue Age:         payments begin      Annuity Payments
----------         --------------      ----------------
 55                     65                    $   788
                        70                    $1,187
                        75                    $1,812

The example does not show the impact of the Highest Anniversary Value (see below) and it also does not reflect the impact of any applicable premium taxes.


Exercising the Living Benefit:

o You may only elect an annuity date that is within 30 days after any contract anniversary beginning with the 10th contract anniversary.

o You must elect an annuity date on or before the 30th day following the contract anniversary immediately after your 85th birthday.


Terminating the Living Benefit Rider:

The Living Benefit rider will terminate upon the earliest of:

o The date you elect to receive annuity payments either under the Living Benefit rider or the contract;

o The 30th day following the contract anniversary immediately after your 85th birthday;

o    The date you make a complete withdrawal of your account value;

o Death of the owner (unless the spouse is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract; or

o    Change of the owner, for any reason.

When the Living Benefit rider terminates, the corresponding Living Benefit rider charge terminates.


Income Base

The income base is the greater of (a) or (b) minus (c) below:

(a) On the Issue Date, the Highest Anniversary Value is equal to your initial purchase payment. The Highest Anniversary Value is increased by additional purchase payments and will be reduced by the percentage reduction in account value caused by subsequent partial withdrawals.

     On each contract anniversary prior to your 81st birthday, the Highest Anniversary Value will be reset equal to the greater of the Highest Anniversary Value at that time or the account value. After your 81st birthday, the Highest Anniversary Value will be increased for subsequent purchase payments and reduced by the percentage reduction in account value caused by subsequent partial withdrawals.

(b) Annual Increase Amount: On the issue date, the annual increase amount is equal to your initial purchase payment. Thereafter, the annual increase amount is equal to (i) less (ii), where:

     (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 6% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter;

     (ii)is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
         (1) or (2) as defined below:

         (1) The withdrawal adjustment for each partial withdrawal in a contract year is the value of the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributable to that partial withdrawal; or

         (2) If total partial withdrawals in a contract year are 6% or less of the annual increase amount on the previous contract anniversary, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total partial withdrawals in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and will be treated as though the corresponding partial withdrawals occurred at the end of that contract year.

(c) An amount equal to the withdrawal charge which would be assessed upon a complete withdrawal plus premium and other taxes.

It is possible that the income base can be greater than your account value. The income base is not available for withdrawals and is only used for purposes of calculating the Living Benefit payment and charges for the Living Benefit rider.

While the Living Benefit rider is in effect, the owner (or joint owners) and annuitant (or joint annuitants) must be the same. If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the income base and Living Benefit payment. If joint owners are named, the age of the oldest will be used to determine the income base.

The election of the Living Benefit may or may not satisfy the minimum distribution requirements. You should contact your own tax adviser about your circumstances.



6.    TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the Statement of Additional Information.


Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code of 1986 (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract -- qualified or non-qualified (see the following sections).

You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings.

For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includable in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.


Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. Loans will not be available under the contract. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.


Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your non-qualified contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are included in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Certain withdrawals are not subject to the penalty. They include any amounts:

(1)  paid on or after the taxpayer reaches age 59 1/2;

(2)  paid after you die;

(3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)  paid under an immediate annuity; or

(6)  which come from purchase payments made prior to August 14, 1982.


Withdrawals - Qualified Contracts

If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includable in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Certain withdrawals are not subject to the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid to you after leaving your employment in a series of substantially equal periodic payments made annually (or more frequently) under a lifetime annuity;

(5) paid to you after you have attained age 55 and you have left your employment;

(6)  paid for certain allowable medical expenses (as defined in the Code);

(7)  paid pursuant to a qualified domestic relations order;

(8)  paid on account of an IRS levy upon the qualified contract;

(9)  paid from an IRA for medical insurance (as defined in the Code);

(10) paid from an IRA for qualified higher education expenses; or

(11) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

The exceptions in (5) and (7) above do not apply to IRAs. The exception in (4) above applies to IRAs but without the requirement of leaving employment.

We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

(1)  reaches age 59 1/2;

(2)  leaves his/her job;

(3)  dies;

(4)  becomes disabled (as that term is defined in the Code); or

(5)  in the case of hardship.

However, in the case of hardship, the owner can only withdraw an amount equal to the purchase payments and not any earnings.


Death Benefits

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

If the death benefit riders are to be used with a qualified contract, such death benefits may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provisions of such benefits could result in currently taxable income to the owners of the qualified contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the shares of the investment portfolios.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



7.    ACCESS TO YOUR MONEY

You (or in the case of (3) below, your beneficiary) can have access to the money in your contract:

(1)  by making a withdrawal (either a partial or a complete withdrawal);

(2)  by electing to receive annuity payments; or

(3)  when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

o    less any applicable withdrawal charge,

o    less any premium tax,

o    less any account fee, and

o    less any applicable pro rata Living Benefit rider charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from all the investment portfolios and the fixed account you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio or fixed account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.

We will pay the amount of any withdrawal from the Separate  Account within seven
(7) days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.

There are limits to the amount you can withdraw from a qualified plan referred to as a 403(b) plan. For a more complete explanation see "Taxes" and the discussion in the Statement of Additional Information.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.


Systematic Withdrawal Program

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of withdrawal charge see "Expenses" above.)

Income taxes, tax penalties and certain restrictions may apply to Systematic Withdrawals.


Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

(1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(2)  trading on the New York Stock Exchange is restricted;

(3) an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios;

(4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.



8.    PERFORMANCE

We periodically advertise performance of the various investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the separate account product charges (including death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge and Living Benefit rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the separate account product charges (including death benefit rider charges), account fee, withdrawal charges, Living Benefit rider charge and the investment portfolio expenses.

For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, for certain investment portfolios performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may advertise the Guaranteed Minimum Income Benefit - Living Benefit using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.

Appendix B and the statement of additional information contain performance information. Future performance will vary and results shown are not necessarily representative of future results.


9.    DEATH BENEFIT

Upon Your Death

If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. The
Annual Step-Up is the death benefit for your contract (which is the least expensive option). At the time you purchase the contract, you can select the Compounded-Plus death benefit rider. You can also select the Additional Death Benefit - Earnings Preservation Benefit. If you do not select the Compounded-Plus death benefit, the Annual Step-Up death benefit will be your death benefit. If you are 80 years old or older at the time you purchase the contract, the Annual Step-Up death benefit is the death benefit for your contract and you cannot select any other death benefit riders.

If you select one of these death benefits, we will issue a rider to your contract. The death benefits are described below. Check your contract and rider for the specific provisions applicable. One or more riders may not be available in your state (check with your registered representative regarding availability).

If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


Annual Step-Up Death Benefit

The death benefit will be the greatest of:

(1)  the account value; or

(2)  total  purchase  payments,   reduced   proportionately  by  the  percentage
     reduction in account value attributable to each partial withdrawal; or

(3)  the highest anniversary value, as defined below.

     On the date we issue your contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:

o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date"; and

o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


Compounded-Plus Death Benefit

If you select the Compounded-Plus death benefit rider, the death benefit will be the greater of:

(1)  the account value; or

(2)  the enhanced death benefit.

The enhanced death benefit is the greater of (a) or (b) below:

(a) Highest Anniversary Value: On the date we issue your contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

(b) Annual Increase Amount: On the date we issue your contract, the annual increase amount is equal to your initial purchase payment. Thereafter, the annual increase amount is equal to (i) less (ii), where:

         (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter; and

         (ii) is withdrawal adjustments accumulated at the annual increase rate. A withdrawal adjustment is equal to the value of the annual increase amount immediately prior to a withdrawal multiplied by the percentage reduction in account value attributable to that partial withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1) or (2); however, for purposes of calculating the enhanced death benefit under (2) above:

(a) for the highest anniversary value, the highest anniversary value will be recalculated to equal your account value as of the effective date of the owner change; and

(b) for the annual increase amount, the current annual increase amount will be reset to equal your account value as of the effective date of the owner change. For purposes of the calculation of the annual increase amount thereafter, the account value on the effective date of the owner change will be treated as the initial purchase payment and purchase payments received and partial withdrawals taken prior to the change of owner will not be taken into account.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount is equal to the greater of (1) or (2).

Additional Death Benefit - Earnings Preservation Benefit

The Additional Death Benefit - Earnings Preservation Benefit pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the owner or joint owner. The benefit is only available up to age 80 (on the contract issue date). This benefit is not available for qualified plans.

Before the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage" (determined in accordance with the table below) times the result of (a) - (b), where:

(a)  is the death benefit under your contract; and

(b) is total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against purchase payments not withdrawn.

On or after the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage" (determined in accordance with the table below) times the result of (a) - (b), where:

(a) is the death benefit on the contract anniversary immediately prior to your 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal; and

(b) is total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against purchase payments not withdrawn.

                      Benefit Percentage

           Issue Age                       Percentage

          Ages 69 or younger                 40%
          Ages 70-79                         25%
          Ages 80 and above                  0%

If the owner is a natural person and the owner is changed to someone other than a spouse, the additional death benefit is as defined above; however, for the purposes of calculating subsection (b) above "total purchase payments not withdrawn" will be reset to equal the account value as of the effective date of the owner change, and purchase payments received and partial withdrawals taken prior to the change of owner will not be taken into account.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the additional death benefit will be determined and payable upon receipt of due proof of death of the first spousal beneficiary. Alternatively, the spousal beneficiary may elect to have the additional death benefit determined and added to the account value upon the election, in which case the additional death benefit rider will terminate (and the corresponding death benefit rider charge will also terminate).


General Death Benefit Provisions

The death benefit  amount  remains in the Separate  Account  until  distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to the investment risk. This risk is borne by the beneficiary.

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name. If continued, the account value will be adjusted to equal the death benefit. (See the provisions above for the specifics on spousal continuation of a contract.)

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60 day period beginning with the date MetLife Investors receives proof of death. If MetLife Investors does not receive an election during such time, it will make a single sum payment to the beneficiary at the end of the 60 day period.

If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


Death of Annuitant

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.



10.   OTHER INFORMATION

MetLife Investors

MetLife Investors Insurance Company of California ("MetLife Investors") was originally incorporated on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation and changed its name to Xerox Financial Life Insurance Company in 1986. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased MetLife Investors which on that date changed its name to Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of MetLife Investors Insurance Company (formerly "Cova Financial Services Life Insurance Company"), the parent company of MetLife Investors Insurance Company of California. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company of California on February 12, 2001. In certain states the new name may not yet be approved. In those states, we will continue to use Cova Financial Life Insurance Company until our new name is approved.

MetLife Investors Insurance Company of California is presently licensed to do business in the state of California.


The Separate Account

We have established a separate account, MetLife Investors Variable Annuity Account Five (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under California insurance law on March 24, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.


Distributor

MetLife Investors Distribution Company, 610 Newport Center Drive, Suite 1400, Newport Beach, California 92660, acts as the distributor of the contracts. MetLife Investors Distribution Company is our affiliate.

Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions up to 4.75% of purchase payments with annual trail commissions of .25% to .40% of account value (less purchase payments received within the previous 12 months). Sometimes, we may enter into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses in addition to the standard commissions. When a special purchase payment credit is added to a contract, no commissions will be paid.


Ownership

Owner. You, as the owner of the contract, have all the interest and rights under the contract. The owner is as designated at the time the contract is issued, unless changed.

Joint Owner. The contract can be owned by joint owners, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).


Annuitant

The annuitant is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The annuitant and the owner do not have to be the same person except as required under certain sections of the Internal Revenue Code.


Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


Financial Statements

The financial statements of MetLife Investors and the financial statements of the Separate Account have been included in the Statement of Additional Information.


Table of Contents of
the Statement of Additional Information

     Company
     Experts
     Custodian
     Legal Opinions
     Distribution
     Calculation of Performance Information
     Federal Tax Status
     Annuity Provisions
     Financial Statements

APPENDIX A
PARTICIPATING INVESTMENT PORTFOLIOS

Below are the investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AIM VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment adviser to each portfolio. The following portfolios are available under the contract:


AIM V.I. Capital Appreciation Fund

Investment Objective: The Fund's investment objective is growth of capital.


AIM V.I. International Equity Fund

Investment Objective: The Fund's investment objective is to achieve long-term growth of capital.


AIM V.I. Value Fund

Investment Objective: The Fund's investment objective is to achieve long-term growth of capital.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, CLASS 2 SHARES

Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Most portfolios have two classes of shares: Class 1 and Class 2. The portfolios available in connection with your contract are Class 2 shares. Franklin Advisers, Inc. is the investment adviser for the Franklin Small Cap Fund, Franklin Large Cap Growth Securities Fund and the Templeton Global Income Securities Fund; Templeton Investment Counsel, LLC is the investment adviser for the Templeton International Securities Fund; and Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolios are available under the contract:


Franklin Small Cap Fund

Investment Objective and Principal Investments: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of U.S. small capitalization (small cap) growth companies.

Franklin Large Cap Growth Securities Fund

Investment Objective and Principal Investments: The Franklin Large Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of U.S. large-cap growth companies.


Templeton Global Income Securities Fund

Investment Objective and Principal Investments: The Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

Templeton International Securities Fund

Investment Objective and Principal Investments: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including those in emerging markets.


Templeton Growth Securities Fund

Investment Objective and Principal Investments: The Templeton Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.


MET INVESTORS SERIES TRUST (CLASS B)

Met Investors Series Trust is managed by Met Investors Advisory Corp. (Met Investors Advisory), which is an affiliate of MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory has engaged sub-advisers to provide investment advice for the individual investment portfolios. Effective February 12, 2001, the portfolios of Cova Series Trust were reorganized into corresponding portfolios of Met Investors Series Trust (except with respect to the Large Cap Research Portfolio which was merged into the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust). The Lord Abbett Growth Opportunities Portfolio commenced operations on February 12, 2001. The following Class B portfolios are available under the contract:


J.P. Morgan Enhanced Index Portfolio

Investment Objective: The J.P. Morgan Enhanced Index Portfolio seeks to provide long-term growth of capital and income.


J.P. Morgan International Equity Portfolio

Investment Objective: The J.P. Morgan International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.


J.P. Morgan Quality Bond Portfolio

Investment Objective: The J.P. Morgan Quality Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


J.P. Morgan Select Equity Portfolio

Investment Objective: The J.P. Morgan Select Equity Portfolio seeks to provide long-term growth of capital and income.


J.P. Morgan Small Cap Stock Portfolio

Investment Objective: The J.P. Morgan Small Cap Stock Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.


Lord Abbett Bond Debenture Portfolio

Investment Objective: The Lord Abbett Bond Debenture Portfolio seeks to provide high current income and the opportunity for capital appreciation to produce a high total return.


Lord Abbett Developing Growth Portfolio

Investment Objective: The Lord Abbett Developing Growth Portfolio seeks long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.


Lord Abbett Growth and Income Portfolio

Investment Objective: The Lord Abbett Growth and Income Portfolio seeks to achieve long-term growth of capital and income without excessive fluctuation in market value.


Lord Abbett Growth Opportunities Portfolio

Investment Objective: The Lord Abbett Growth Opportunities Portfolio seeks capital appreciation.


Lord Abbett Mid-Cap Value Portfolio

Investment Objective: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


PIMCO Money Market Portfolio

Investment Objective: The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

APPENDIX B
PERFORMANCE INFORMATION

Future performance will vary and the results shown are not necessarily representative of future results.

Note: The figures below present investment performance information for the periods ended December 31, 2000. While these numbers represent the returns as of that date, they do not represent performance information of the portfolios since that date. Performance information for the periods after December 31, 2000 may be different than the numbers shown below.

PART 1 - SEPARATE ACCOUNT PERFORMANCE

There are 2 charts below. Chart 1 is for contracts with the Annual Step-Up death benefit with no additional riders, which is the least expensive way to purchase the contract. Chart 2 is for contracts with the Compounded-Plus death benefit and the Additional Death Benefit - Earnings Preservation benefit, which is the most expensive way to purchase the contract. For purposes of calculating performance information, the Living Benefit rider charge is reflected as a percentage of account value. The statement of additional information contains more performance information.

o Column A presents performance figures for the accumulation units which reflect the separate account product charges (including death benefit rider charges), the account fee, and Living Benefit rider charge, the fees and expenses of each portfolio, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

o Column B presents performance figures for the accumulation units which reflect the separate account product charges (including death benefit rider charges) and fees and expenses of each portfolio.


Chart 1
------------------------------------------------------------------------------------------------------------------------------------

Total Return for the periods ended December 31, 2000:
------------------------------------------------------------------------------------------------------------------------------------


                                                                                    Accumulation Unit Performance

                                                                       Column A                                Column B
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (reflects all                    (reflects separate account
                                                                       charges and                        product charges and
                                                                       portfolio                          portfolio expenses)
                                                                       expenses)
------------------------------------------------------------------------------------------------------------------------------------
                                      Separate Account
                                      Inception Date                               Since                                 Since
Portfolio                             in Portfolio          1 yr         5 yrs     inception          1 yr      5 yrs    inception
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
   AIM V.I. Capital
      Appreciation                    12/31/97             -17.95%       N/A       12.16%           -12.17%       N/A     13.82%
   AIM V.I. International
      Equity                          12/31/97             -33.10%       N/A        6.40%           -27.37%       N/A      8.17%
   AIM V.I. Value                     12/31/97             -21.63%       N/A       10.40%           -15.85%       N/A     12.09%
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX B
PERFORMANCE INFORMATION (continued)

Chart 1
------------------------------------------------------------------------------------------------------------------------------------


                                                                                    Accumulation Unit Performance

                                                                       Column A                                Column B
                                                                   (reflects all                      (reflects separate account
                                                                     charges and                         product charges and
                                                                      portfolio                          portfolio expenses)
                                                                      expenses)
------------------------------------------------------------------------------------------------------------------------------------
                                      Separate Account
                                      Inception Date                               Since                                 Since
Portfolio                             in Portfolio          1 yr         5 yrs     inception          1 yr      5 yrs    inception
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance
Products Trust, Class 2 Shares
   Templeton International
      Securities (1) (2) (3)          9/21/98               -9.55%         N/A     10.96%            -3.73%       N/A     13.53%
   Franklin Small
      Cap (2) (3)                     2/26/99              -21.75%         N/A     31.10%           -15.97%       N/A     33.96%
   Templeton Global Income
      Securities (2) (3)              2/26/99               -3.14%         N/A     -3.20%             2.70%       N/A      0.23%
   Templeton Growth
       Securities (2) (3)             2/26/99               -5.77%         N/A      7.79%              .06%       N/A     11.01%
   Franklin Large Cap Growth
      Securities (2) (3)              2/26/99               -1.84%         N/A     14.66%             4.00%       N/A     17.74%
------------------------------------------------------------------------------------------------------------------------------------

Met Investors Series Trust, Class B (4) (5)
   Lord Abbett Bond
      Debenture                       5/20/96               -6.67%         N/A      5.33%            -0.84%       N/A      6.43%
   Lord Abbett Developing
      Growth                          11/7/97              -25.91%         N/A     -0.03%           -20.15%       N/A      1.86%
   J.P. Morgan
      International Equity            5/14/96              -23.87%         N/A      4.95%           -18.10%       N/A      6.05%
   J.P. Morgan Enhanced
      Index                           5/16/96              -18.80%         N/A     14.12%           -13.02%       N/A     15.07%
   Lord Abbett Growth
      and Income (6)                  7/20/95                6.92%       14.85%    15.32%            12.79%     15.64%    16.07%
   Lord Abbett Mid-Cap
      Value                           11/7/97               44.41%         N/A     14.98%            50.42%       N/A     16.56%
   J.P. Morgan Quality Bond           5/20/96                3.72%         N/A      4.04%             9.59%       N/A      5.18%
   J.P. Morgan Select Equity          5/15/96              -13.56%         N/A     10.50%            -7.76%       N/A     11.51%
   J.P. Morgan Small
      Cap Stock                       5/15/96              -17.77%         N/A      7.02%           -11.98%       N/A      8.09%
------------------------------------------------------------------------------------------------------------------------------------


APPENDIX B
PERFORMANCE INFORMATION (continued)

Chart 2
------------------------------------------------------------------------------------------------------------------------------------


                                                                                    Accumulation Unit Performance

                                                                       Column A                                Column B
                                                                     (reflects all                     (reflects separate account
                                                                      charges and                          product charges and
                                                                       portfolio                           portfolio expenses)
                                                                        expenses)
------------------------------------------------------------------------------------------------------------------------------------
                                      Separate Account
                                      Inception Date                               Since                                 Since
Portfolio                             in Portfolio          1 yr         5 yrs     inception          1 yr      5 yrs    inception
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
   AIM V.I. Capital
      Appreciation                    12/31/97             -18.31%       N/A       11.70%           -12.52%       N/A     13.37%
   AIM V.I. International
      Equity                          12/31/97             -33.40%       N/A        5.96%           -27.66%       N/A      7.74%
   AIM V.I. Value                     12/31/97             -21.97%       N/A        9.95%           -16.19%       N/A     11.64%
------------------------------------------------------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance
Products Trust, Class 2 Shares
   Templeton International
      Securities (1) (2) (3)          9/21/98               -9.93%         N/A     10.51%            -4.12%       N/A     13.09%
   Franklin Small
      Cap (2) (3)                     2/26/99              -22.09%         N/A     30.57%           -16.32%       N/A     33.43%
   Templeton Global Income
      Securities (2) (3)              2/26/99               -3.54%         N/A     -3.86%             2.30%       N/A     -0.42%
   Templeton Growth
      Securities (2) (3)              2/26/99               -6.17%         N/A      7.32%            -0.34%       N/A     10.56%
   Franklin Large Cap Growth
      Securities (2) (3)              2/26/99               -2.26%         N/A     14.19%             3.59%      N/A      17.28%
------------------------------------------------------------------------------------------------------------------------------------

Met Investors Series Trust, Class B (4) (5)
   Lord Abbett Bond
      Debenture                       5/20/96               -7.06%         N/A      4.90%            -1.24%       N/A      6.00%
   Lord Abbett Developing
      Growth                          11/7/97              -26.23%         N/A     -0.44%           -20.47%       N/A      1.46%
   J.P. Morgan
      International Equity            5/14/96              -24.19%         N/A      4.52%           -18.42%       N/A      5.63%
   J.P. Morgan Enhanced
      Index                           5/16/96              -19.15%         N/A     13.65%           -13.36%       N/A     14.61%
   Lord Abbett Growth
      and Income (6)                  7/20/95                6.47%       14.39%    14.86%            12.35%     15.18%    15.61%
   Lord Abbett Mid-Cap
      Value                           11/7/97               43.82%         N/A     14.51%            49.82%       N/A     16.10%
   J.P. Morgan Quality Bond           5/20/96                3.29%         N/A      3.62%             9.15%       N/A      4.76%
   J.P. Morgan Select Equity          5/15/96              -13.93%         N/A     10.05%            -8.13%       N/A     11.06%
   J.P. Morgan Small
      Cap Stock                       5/15/96              -18.12%         N/A      6.58%           -12.33%       N/A      7.66%
------------------------------------------------------------------------------------------------------------------------------------



(1)  For the Templeton  International  Securities Fund, performance prior to the
     5/1/00  merger  reflects  the  historical   performance  of  the  Templeton
     International Fund.

(2)  Ongoing  stock  market  volatility  can  dramatically   change  the  fund's
     short-term performance; current results may differ.

(3) Because Class 2 shares were not offered until 1/6/99 (5/1/97 for Templeton International Securities Fund), standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(4) Pursuant to an Agreement and Plan of Reorganization the portfolios of Cova Series Trust ("Predecessor Fund") have been reorganized into corresponding portfolios of Met Investors Series Trust. The assets of the portfolios of the Predecessor Fund were transferred to corresponding portfolios of Met Investors Series Trust. Performance information shown above reflects historical performance of each Predecessor Fund portfolio. Each portfolio of Met Investors Series Trust will be managed by the same investment manager using the same investment objective and strategy as its Predecessor Fund portfolio.

(5) For periods prior to the inception of Class B shares, performance information shown is the performance of the shares of the portfolio's
     Predecessor Fund adjusted to reflect Class B 12b-1 fees. The Predecessor Fund shares did not pay Rule 12b-1 fees.

(6) On February 12, 2001, the assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust. Sub-account performance shown reflects historical performance of the Cova Series Trust portfolio (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from July 20, 1995 through January 7, 1999). On January 8, 1999 all of the assets of the sub-account were transferred from the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. to the Lord Abbett Growth and Income Portfolio of Cova Series Trust pursuant to a substitution order issued by the Securities and Exchange Commission. Lord, Abbett & Co. has managed the assets underlying this sub-account since its inception, pursuant to the same investment objective and strategy to be used by the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust.

APPENDIX B
PERFORMANCE INFORMATION (continued)

PART 2 - HISTORICAL FUND PERFORMANCE

The contracts are new and therefore have no performance history. However, certain portfolios have been in existence for some time and have an investment history. In order to show how the historical performance of the portfolios affects the contract's accumulation unit values, the following performance information was developed.

The information is based upon the historical experience of the portfolios and is for the periods shown. The charts below show the investment performance of the portfolios and the accumulation unit performance calculated by assuming that the contracts were invested in the portfolios for the same periods.

There are 2 charts below. Chart 1 is for contracts with the Annual Step-Up death benefit with no additional riders, which is the least expensive way to purchase the contract. Chart 2 is for contracts with the Compounded-Plus death benefit and the Additional Death Benefit - Earnings Preservation benefit, which is the most expensive way to purchase the contract. For purposes of calculating performance information, the Living Benefit rider charge is reflected as a percentage of account value. The statement of additional information contains more performance information.

o The performance figures in Column A reflect the fees and expenses paid by each portfolio.

o Column B presents performance figures for the accumulation units which reflect the separate account product charges (including death benefit rider charges), the account fee, and Living Benefit rider charge, the fees and expenses of each portfolio, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

o Column C presents performance figures for the accumulation units which reflect the separate account product charges (including death benefit rider charges) and the fees and expenses of each portfolio.


Chart 1

Total Return for the periods ended December 31, 2000:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Accumulation Unit Performance


                                                                        Column B                            Column C
                                                                      (reflects all                 (reflects separate account
                                             Portfolio Performance     charges and                     product charges and
                                                  Column A             portfolio expenses)             portfolio expenses)


------------------------------------------------------------------------------------------------------------------------------------

                                Portfolio                   10 yrs or                      10 yrs or                      10 yrs or
                                Inception                   since                           since                          since
Portfolio                       Date        1 yr   5 yrs    inception     1 yr     5 yrs   inception     1 yr     5 yrs   inception
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
   AIM V.I. Capital
      Appreciation              5/5/93   -10.91%    15.45%    17.37%    -17.95%    13.06%   15.29%     -12.17%    13.86%   15.75%
   AIM V.I. International
      Equity                    5/5/93   -26.40%    11.09%    11.62%    -33.10%     8.81%    9.69%     -27.37%     9.65%   10.14%
   AIM V.I. Value               5/5/93   -14.65%    15.87%    17.33%    -21.63%    13.48%   15.24%     -15.85%    14.28%   15.71%
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX B
PERFORMANCE INFORMATION (continued)


Chart 1

                                                                                Accumulation Unit Performance


                                                                        Column B                            Column C
                                                                      (reflects all                 (reflects separate account
                                             Portfolio Performance     charges and                     product charges and
                                                  Column A             portfolio expenses)             portfolio expenses)

------------------------------------------------------------------------------------------------------------------------------------

                               Portfolio                    10 yrs or                      10 yrs or                      10 yrs or
                               Inception                    since                           since                          since
Portfolio                      Date         1 yr   5 yrs    inception     1 yr     5 yrs   inception     1 yr     5 yrs   inception
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance
 Products Trust, Class 2 Shares
   Templeton
      International Securities
      Fund (1)(2) (3)          5/1/92     -2.38%    13.11%   13.06%      -9.55%   10.73%    11.05%      -3.73%   11.55%    11.50%
   Franklin Small Cap
      Fund (2)(3)              11/1/95   -14.76%    20.23%   20.04%     -21.75%   17.81%    17.64%     -15.97%   18.57%    18.40%
   Templeton Global
      Income Securities
      Fund (2)(3)              1/24/89     4.14%     3.31%    5.29%      -3.14%    0.91%     3.38%       2.70%    1.87%     3.83%
   Templeton Growth
      Securities
      Fund (2)(3)              3/15/94     1.47%    12.96%   11.83%      -5.77%   10.58%     9.67%       0.06%   11.41%    10.29%
   Franklin Large Cap
      Growth Securities
      Fund (2)(3)              5/1/96      5.46%     N/A     18.81%      -1.84%      N/A    16.26%       4.00%      N/A    17.19%
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX B
PERFORMANCE INFORMATION (continued)


Chart 1

                                                                                Accumulation Unit Performance


                                                                        Column B                            Column C
                                                                      (reflects all                 (reflects separate account
                                             Portfolio Performance     charges and                     product charges and
                                                  Column A             portfolio expenses)             portfolio expenses)

------------------------------------------------------------------------------------------------------------------------------------

                               Portfolio                    10 yrs or                      10 yrs or                      10 yrs or
                               Inception                    since                           since                          since
Portfolio                      Date         1 yr   5 yrs    inception     1 yr     5 yrs   inception     1 yr     5 yrs   inception
------------------------------------------------------------------------------------------------------------------------------------
Met Investors Series Trust, Class B (4) (5)
   Lord Abbett
      Bond Debenture           5/1/96      0.61%      N/A     7.94%      -6.67%      N/A     5.39%      -0.84%       N/A    6.48%
   Lord Abbett
      Developing Growth        8/20/97   -19.11%      N/A     5.52%     -25.91%      N/A     2.35%     -20.15%       N/A    4.08%
   J.P. Morgan
      International Equity     5/1/96    -16.94%      N/A     7.24%     -23.87%      N/A     4.73%     -18.10%       N/A    5.83%
   J.P. Morgan
      Enhanced Index           5/1/96    -11.76%      N/A    16.88%     -18.80%      N/A    14.38%     -13.02%       N/A   15.26%
   Lord Abbett Growth
      and Income (6)           12/11/89   14.32%    17.27%   17.31%       6.92%   14.85%    15.19%      12.79%       N/A   15.65%
   Lord Abbett
      Mid-Cap Value            8/20/97    52.52%      N/A    17.05%      44.41%      N/A    13.97%      50.42%      N/A    15.46%
   J.P. Morgan
      Quality Bond             5/1/96     11.17%      N/A     6.71%       3.72%      N/A     4.11%       9.59%      N/A     5.23%
   J.P. Morgan
      Select Equity            5/1/96     -6.39%      N/A    13.12%     -13.56%      N/A    10.57%      -7.76%      N/A    11.56%
   J.P. Morgan
      Small Cap Stock          5/1/96    -10.76%      N/A    10.41%     -17.77%      N/A     7.71%     -11.98%      N/A     8.76%
------------------------------------------------------------------------------------------------------------------------------------


APPENDIX B
PERFORMANCE INFORMATION (continued)

Chart 2

                                                                                Accumulation Unit Performance


                                                                        Column B                            Column C
                                                                      (reflects all                 (reflects separate account
                                             Portfolio Performance     charges and                     product charges and
                                                  Column A             portfolio expenses)             portfolio expenses)

------------------------------------------------------------------------------------------------------------------------------------

                               Portfolio                    10 yrs or                      10 yrs or                      10 yrs or
                               Inception                     since                           since                          since
Portfolio                      Date         1 yr   5 yrs    inception     1 yr     5 yrs   inception     1 yr     5 yrs   inception
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
   AIM V.I. Capital
      Appreciation              5/5/93   -10.91%    15.45%    17.37%    -18.31%    12.60%   14.83%     -12.52%    13.41%   15.30%
   AIM V.I. International
      Equity                    5/5/93   -26.40%    11.09%    11.62%    -33.40%     8.37%    9.25%     -27.66%     9.22%    9.71%
   AIM V.I. Value               5/5/93   -14.65%    15.87%    17.33%    -21.97%    13.03%   14.79%     -16.19%    13.83%   15.25%
------------------------------------------------------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance
Products Trust, Class 2 Shares
   Templeton
      International Securities
      Fund (1)(2) (3)           5/1/92    -2.38%    13.11%    13.06%     -9.93%    10.28%   10.60%      -4.12%    11.11%   11.06%
   Franklin Small Cap
      Fund (2)(3)               11/1/95  -14.76%    20.23%    20.04%    -22.09%    17.34%   17.17%     -16.32%    18.10%   17.93%
   Templeton Global
      Income Securities
      Fund (2) (3)              1/24/89    4.14%     3.31%     5.29%     -3.54%     0.50%    2.97%       2.30%     1.47%    3.41%
   Templeton Growth
      Securities
      Fund (2)(3)               3/15/94    1.47%    12.96%    11.83%     -6.17%    10.13%    9.23%      -0.34%    10.96%    9.85%
   Franklin Large Cap
      Growth Securities
      Fund (2)(3)               5/1/96     5.46%      N/A     18.81%     -2.26%      N/A    15.80%       3.59%       N/A   16.73%
------------------------------------------------------------------------------------------------------------------------------------


APPENDIX B
PERFORMANCE INFORMATION (continued)

Chart 2

                                                                                Accumulation Unit Performance


                                                                        Column B                            Column C
                                                                      (reflects all                 (reflects separate account
                                             Portfolio Performance     charges and                     product charges and
                                                  Column A             portfolio expenses)             portfolio expenses)

------------------------------------------------------------------------------------------------------------------------------------

                               Portfolio                    10 yrs or                      10 yrs or                      10 yrs or
                               Inception                    since                           since                          since
Portfolio                      Date         1 yr   5 yrs    inception     1 yr     5 yrs   inception     1 yr     5 yrs   inception
------------------------------------------------------------------------------------------------------------------------------------
Met Investors Series Trust, Class B (4) (5)
   Lord Abbett
      Bond Debenture            5/1/96     0.61%      N/A      7.94%     -7.06%      N/A     4.95%      -1.24%       N/A    6.05%
   Lord Abbett
      Developing Growth         8/20/97  -19.11%      N/A      5.52%    -26.23%      N/A     1.93%     -20.47%       N/A    3.66%
   J.P. Morgan
      International Equity      5/1/96   -16.94%      N/A      7.24%    -24.19%      N/A     4.30%     -18.42%       N/A    5.41%
   J.P. Morgan
      Enhanced Index            5/1/96   -11.76%      N/A     16.88%    -19.15%      N/A    13.92%     -13.36%       N/A   14.80%
   Lord Abbett Growth
      and Income (6)            12/11/89  14.32%    17.27%    17.31%      6.47%    14.39%   14.73%      12.35%       N/A   15.19%
   Lord Abbett
      Mid-Cap Value             8/20/97   52.52%      N/A     17.05%     43.82%      N/A    13.50%      49.82%       N/A   15.00%
   J.P. Morgan
      Quality Bond              5/1/96    11.17%      N/A      6.71%      3.29%      N/A     3.68%       9.15%       N/A    4.81%
   J.P. Morgan
      Select Equity             5/1/96    -6.39%      N/A     13.12%    -13.93%      N/A    10.11%      -8.13%       N/A   11.12%
   J.P. Morgan
      Small Cap Stock           5/1/96   -10.76%      N/A     10.41%    -18.12%      N/A     7.26%     -12.33%       N/A    8.33%
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the Templeton  International  Securities Fund, performance prior to the
     5/1/00  merger  reflects  the  historical   performance  of  the  Templeton
     International Fund.

(2)  Ongoing  stock  market  volatility  can  dramatically   change  the  fund's
     short-term performance; current results may differ.

(3) Because Class 2 shares were not offered until 1/6/99 (5/1/97 for Templeton International Securities Fund), standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(4) Pursuant to an Agreement and Plan of Reorganization the portfolios of Cova Series Trust ("Predecessor Fund") have been reorganized into corresponding portfolios of Met Investors Series Trust. The assets of the portfolios of the Predecessor Fund were transferred to corresponding portfolios of Met Investors Series Trust. Performance information shown above reflects historical performance of each Predecessor Fund portfolio. Each portfolio of Met Investors Series Trust will be managed by the same investment manager using the same investment objective and strategy as its Predecessor Fund portfolio.

(5) For periods prior to the inception of Class B shares, performance information shown is the performance of the shares of the portfolio's
     Predecessor Fund adjusted to reflect Class B 12b-1 fees. The Predecessor Fund shares did not pay Rule 12b-1 fees.

(6) On February 12, 2001, the assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust. Performance shown reflects historical performance of the Cova Series Trust portfolio (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). On January 8, 1999 all of the assets of the sub-account were transferred from the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. to the Lord Abbett Growth and Income Portfolio of Cova Series Trust pursuant to a substitution order issued by the Securities and Exchange Commission. Lord, Abbett & Co. has managed the assets underlying this sub-account since its inception, pursuant to the same investment objective and strategy to be used by the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust.

APPENDIX C
EDCA Examples with Multiple Purchase Payments

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.



6-Month EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.


                                                                                                    ------Account Values------

    Beg of           Amount Allocated               Actual EDCA              EDCA               1st Payment          2nd Payment
     Month                to EDCA                    Transfer            Account Value            Bucket               Bucket
     -----                -------                    --------            -------------            ------               ------

    1                      12000                       2000                   10000               10000
    2                                                  2000                    8095                8095
    3                                                  2000                    6172                6172
    4                       6000                       3000                    9230                3230                  6000
    5                                                  3000                    6309                 261                  6048
    6                                                  3000                    3359                   0                  3359
    7                                                  3000                     386                   0                   386
    8                                                   389                       0                   0                     0
    9                                                     0                       0                   0                     0
    10                                                    0                       0                   0                     0
    11                                                    0                       0                   0                     0
    12                                                    0                       0                   0                     0
    13                                                    0                       0                   0                     0
    14                                                    0                       0                   0                     0
    15                                                    0                       0                   0                     0


12-Month EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.







                                                                                                    ------Account Values------

    Beg of           Amount Allocated               Actual EDCA              EDCA               1st Payment          2nd Payment
     Month                to EDCA                    Transfer            Account Value            Bucket               Bucket
     -----                -------                    --------            -------------            ------               ------

    1                      24000                       2000                   22000               22000
    2                                                  2000                   20209               20209
    3                                                  2000                   18401               18401
    4                                                  2000                   16575               16575
    5                                                  2000                   14732               14732
    6                      12000                       3000                   23872               11872                 12000
    7                                                  3000                   21801                8985                 12096
    8                                                  3000                   18262                6070                 12192
    9                                                  3000                   15417                3128                 12289
    10                                                 3000                   12545                 157                 12387
    11                                                 3000                    9645                   0                  9645
    12                                                 3000                    6722                   0                  6722
    13                                                 3000                    3776                   0                  3776
    14                                                 3000                     806                   0                   806
    15                                                  812                       0                   0                     0






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                         MetLife Investors Insurance Company
                           of California
                         Attn: Variable Products
                         P.O. Box 10366
                         Des Moines, IA  50306-0366



Please send me, at no charge, the Statement of Additional Information dated May 1, 2001, for the annuity contract issued by MetLife Investors.


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CC-7088 (5/01)                                                   SAIPC-501BCA


                                    [back cover]



                              MetLife Investors(R)

               MetLife Investors Insurance Company of California



                         Marketing and Executive Office
                            610 Newport Center Drive
                                  Suite 1400
                            Newport Beach, CA  92660
                                  800-989-3752




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                                  800-343-8496









CC-7073 (5/01)                                              PROS-501VABCA (5/01)